IVY VARIABLE INSURANCE PORTFOLIOS

Macquarie VIP Smid Cap Core Series
(the “Series”)

Supplement to the Series’ Summary Prospectus,
dated May 1, 2024

Effective July 31, 2024, Christina Van Het Hoen is added as an additional portfolio manager of the Series.

On the Effective Date, the following is added to the information in the section entitled “Who manages the Series? – Investment manager:”

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Christina Van Het Hoen	Senior Vice President, Portfolio Manager – US Core Equity	July 2024

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated July 29, 2024.